UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           __________________________


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                          Date of Report July 21, 2004
                        (Date of earliest event reported)

                           __________________________


                               MRU HOLDINGS, INC.
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             (Exact name of registrant as specified in its charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)

                000-33487                          33-0954381
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        (Commission File Number)        (IRS Employer Identification No.)


  600 Lexington Avenue, 3rd Floor, New York, New York          10022
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         (Address principal executive offices)               (Zip Code)


        Registrant's telephone number, including area code (212) 754-0774

Item 5. Other Events

         On July 21, 2004, MRU Holdings, Inc. announced the completion of a share exchange with Iempower, Inc. a privately held company doing business as MyRichUncle as well as the closing of a private placement offering and the appointment of Edwin J. McGuinn, Jr. as chairman and interim chief executive officer.

Item 7. Financial Statements and Exhibits

         99.1     Press Release dated July 21, 2004.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                MRU HOLDINGS, INC.
                                (Registrant)

Date:  July 21, 2004            By: /s/ Raza Khan
                                    ---------------------------------
                                    Raza Khan
                                    President

                                  EXHIBIT INDEX

     Exhibit No.
     -----------

         99.1     Press Release dated July 21, 2004 issued by MRU Holdings, Inc.